MainGate Trust

MainGate MLP Fund (the “Fund”)

Supplement dated January 29, 2019 to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”), each dated March 31, 2018

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in MLP interests.  The Fund’s Board of Trustees has approved a new definition of “MLP interests,” as described below.  The Fund is also implementing certain other changes to its Summary Prospectus, Statutory Prospectus, and SAI, which are also described below.

This supplement serves as notification of the following changes to the Fund’s Summary Prospectus, Statutory Prospectus, and SAI.  All changes are effective immediately, unless otherwise indicated.

1.	The final sentence of the first paragraph of the Summary Section—Fees and Expenses of the Fund section of the Fund’s Summary Prospectus and Statutory Prospectus is replaced with the following:

More information about these and other discounts is available from your financial professional and in “Account Information—How to Buy Shares” beginning on page 23 of the Fund’s Prospectus and in the Appendix to this Prospectus.

2.
Effective March 31, 2019, the description of “MLP interests” provided in the Principal Strategies sub-section of the Summary Section of the Fund’s Summary Prospectus and Statutory Prospectus is replaced with the following:

MLP interests in which the Fund may invest consist of common units issued by MLPs (including MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs)), MLP general partner or managing member interests, MLP I-Shares, shares of companies that own MLP general partner or managing member interests and other securities representing indirect beneficial ownership interests in MLPs, and shares of companies that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations.

3.	The Account Information—How to Buy Shares section of the Fund’s Statutory Prospectus is amended by adding the following paragraph immediately preceding the “Class A Shares” header:

The availability of certain initial or deferred sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary.  The sales charge waivers and discounts described below do not apply to shareholders purchasing Fund shares through any financial intermediary described in the Appendix to this Prospectus.  Please refer to the Appendix for additional information.  In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.  For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

4.	The table provided in the sub-section Front End Sales Charge in the Account Information—How to Buy Shares—Class A Shares section of the Fund’s Statutory Prospectus is replaced with the following:

Total Amount Invested	Sales Charge as a % of Offering Price*	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price**
Less than $50,000	5.75%	6.10%	5.75%
$50,000 but less than $100,000	4.75%	4.99%	4.75%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1 million	2.00%	2.04%	2.00%
$1 million or more	None	None	None***

*	Offering price is the NAV of the Class A shares plus the applicable sales charge.

**	The Dealer Reallowance is the amount paid to the financial intermediary responsible for the sale of the Fund’s shares.

***
As described elsewhere in this Prospectus, the Fund’s adviser may pay a one-time finder’s fee to financial intermediaries who initiate or are responsible for purchases of $1 million or more of Class A shares equal to 1.00% of the amount sold.

5. The following information is added as an appendix to the Prospectus:

Appendix - Financial intermediary specific sales charge waiver information

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.  Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed below.

This Appendix details the variations in initial sales charge CDSC (back-end) waivers for Fund shares purchased through Raymond James & Associates, Inc., Raymond James Financial Services, and Raymond James affiliates (“Raymond James”).  Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus.

Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of Fund capital gains distributions and dividend reinvestment.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of Fund share redemptions, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

6.	Effective March 31, 2019, the description of the Fund’s non-fundamental “80% Investment Policy” provided in the Investment Limitations section of the Fund’s SAI is replaced with the following:

80% Investment Policy.  Under normal circumstances, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in MLP Interests.  For purposes of this investment policy, “MLP Interests” are comprised of common units issued by MLPs (including MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs)), MLP general partner or managing member interests, MLP I-Shares, shares of companies that own MLP general partner or managing member interests and other securities representing indirect beneficial ownership interests in MLPs, and shares of companies that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations.  The Fund will not change this policy unless the Fund’s shareholders are provided with at least 60 days’ prior written notice.

Please retain this supplement for future reference.